Exhibit 99.2

Merger of SCBT Financial Corporation and Peoples Bancorporation, Inc. December 20, 2011

Forward-Looking Statements & Additional Information Statements included in this press release which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. SCBT Financial Corporation and Peoples Bancorporation caution readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others, the following possibilities: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement between SCBT and Peoples Bancorporation; (2) the outcome of any legal proceedings that may be instituted against SCBT or Peoples Bancorporation; (3) the inability to complete the transactions contemplated by the definitive merger agreement due to the failure to satisfy each transaction’s respective conditions to completion, including the receipt of regulatory approval; (4) credit risk associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (5) interest risk involving the effect of a change in interest rates on both the bank's earnings and the market value of the portfolio equity; (6) liquidity risk affecting the bank's ability to meet its obligations when they come due; (7) price risk focusing on changes in market factors that may affect the value of traded instruments in "mark-to-market" portfolios; (8) transaction risk arising from problems with service or product delivery; (9) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) economic downturn risk resulting in deterioration in the credit markets; (14) greater than expected noninterest expenses; (15) excessive loan losses; (16) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the integration of Habersham, BankMeridian and Peoples Bancorporation, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (17) the risks of fluctuations in market prices for SCBT stock that may or may not reflect economic condition or performance of SCBT; (18) the payment of dividends on SCBT is subject to regulatory supervision as well as the discretion of the SCBT board of directors; and (19) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements. SCBT will file a registration statement and other relevant documents concerning the transaction with the Securities and Exchange Commission and appropriate state and federal banking authorities as soon as is practical. Peoples Bancorporation will prepare a proxy statement and other relevant documents concerning the proposed transaction for its shareholders. Peoples Bancorporation shareholders are urged to read such proxy and registration statements regarding the proposed transaction as they become available and any other relevant documents filed by the SEC, as well as any amendments or supplements to those documents because these will contain important information. You will be able to obtain a free copy of the registration statement, as well as other filings containing information about SCBT Financial Corporation and Peoples Bancorporation, at the SEC’s internet site (http://www.sec.gov). The documents can also be obtained, without charge, by directing a written request to either SCBT Financial Corporation, Post Office Box 1030, Columbia, SC 29202, Attention: Richard C. Mathis, Executive Vice President and Treasurer, or Peoples Bancorporation, Inc., Post Office Box 1989, Easley, South Carolina 29640, Attention: Robert E. Dye, Jr., Senior Vice President and Chief Financial Officer. SCBT, Peoples Bancorporation and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Peoples Bancorporation in connection with the merger. Information about the directors and executive officers of Peoples Bancorporation and their ownership of Peoples Bancorporation common stock is set forth in Peoples Bancorporation’s most recent proxy statement as filed with the SEC, which is available at the SEC’s Internet site (http://www.sec.gov) and at Peoples Bancorporation’s address in the preceding paragraph. Information about the directors and executive officers of SCBT Financial Corporation is set forth in SCBT’s most recent proxy statement filed with the SEC and available at the SEC’s internet site and from SCBT at the address set forth in the preceding paragraph. Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Transaction Rationale

Strategic Rationale	• In market acquisition consistent with SCBT's Merger & Acquisition strategy • Creates the 6th largest Bank pro forma deposit market share in South Carolina • Well positioned along the I-85 corridor; connecting existing franchise in Charlotte, Greenville and Georgia markets • Cultural similarity and strong community relationships
Attractive Financial Returns	• Exceeds all SCBT's Merger & Acquisition performance targets • Accretive to EPS in 2012 • Accretive to tangible book value per share ~ 2 years • IRR ~ 20% • Significant expense synergies
Low Risk	• Maintenance of strong pro forma capital levels • 25 year operating history with familiar customer base and loan portfolio in SCBT legacy markets • Rigorous due diligence process completed, comprehensive review of loan and OREO portfolios • Conservative credit mark & strong core deposit funding

PEOPLES BANCORPORATION, INC.

3

SCBT

Terms of the Transaction Transaction Value: (1) $28.4 million Fixed Exchange Ratio: (1) 0.1413 SCBT shares for each share of PBCE Implied Price per Share: (1) $4.00 Consideration: 100% stock Price/Tangible Book Multiple: (1) (2) 62% PBCE TARP Treatment: SCBT intends to redeem on day of closing Capital Raise: No additional capital required to complete transaction Required Approvals: Customary regulatory and PBCE shareholder approval Expected Closing: 2nd Quarter 2012 (1) Based upon SCBT's 30-day average stock price of $28.30 as of 12/6/11 (2) Based on PBCE's reported tangible book value per share of $6.46 as of 9/30/11

Headquarters: Columbia, SC Pro Forma Footprint SCBT Branch PBCE Branch Market Share – South Carolina (3) Source: SNL Financial Note: (1) Pro forma branches as of 12/19/2011 (2) Pro forma figures as of 9/30/2011, exclude purchase accounting adjustments; (3) South Carolina deposit data as of 6/30/11 Deposits Market Rank Institution ($mm) Share Branches 1 Wells Fargo & Co. $12,010 17.69% 151 2 Bank of America Corp. 9,043 13.32 111 3 BB&T Corp. 6,662 9.82 115 4 First Citizens Bancorp. Inc. 6,177 9.10 177 5 Toronto-Dominion Bank 3,313 4.88 80 Pro Forma 2,737 4.03 56 6 Synovus Financial Corp. 2,718 4.00 42 7 First Financial Holdings Inc. 2,218 3.27 64 8 SCBT Financial Corporation 2,261 3.33 48 9 SunTrust Banks Inc. 2,043 3.01 65 10 Regions Financial Corp. 1,297 1.91 36 20 Peoples Bancorporation, Inc. 476 0.70 8

Peoples Bancorporation, Inc. Peoples Bancorporation, Inc. Source: SNL Financial, Company documents Data as of 9/30/11; deposit data as of 6/30/11 (1) Counties include Anderson, Greenville, Oconee, Pickens and Spartanburg County, South Carolina Market Share – Upstate SC(1) Bank Subsidiaries: Peoples National Bank Bank of Anderson, N.A. Seneca National Bank Headquarters Easley, SC Established 1986 Ticker PBCE TBV per Share (as of 9/30/11) $6.46 Branches 8 Total Assets $545,856 Total Loans $304,571 Total Deposits $472,331 Tier 1 Leverage Ratio 9.01 % TCE/TA 8.31 % NPAs+90 Days PD/Loans + OREO 8.93 % Deposits Market Rank Institution ($mm) Share Branches 1 Wells Fargo & Co. $4,396 21.91% 37 2 Bank of America Corp. 2,473 12.32 28 3 BB&T Corp. 2,140 10.67 38 4 SunTrust Banks Inc. 1,479 7.37 41 5 Toronto-Dominion Bank 1,206 6.01 25 6 First Citizens Bancorp. Inc. 1,123 5.59 34 Pro Forma 781 3.89 13 7 Palmetto Bancshares Inc. 682 3.40 20 8 Peoples Bancorporation, Inc. 476 2.37 8 9 Community First Bancorp. 449 2.24 8 10 Travelers Rest Bancshares Inc. 440 2.19 9 14 SCBT Financial Corporation 305 1.52 5

Target Market Highlights With over 250 international firms, Upstate South Carolina has the highest international investment per capita in the nation Primary market drivers: Automobile manufacturing Healthcare & pharmaceuticals Research & development Over 20 institutions of higher education Overview Demographic Highlights Source: SNL Financial, Greenville Chamber of Commerce Deposit data as of 6/30/11 Population and household income growth deposit weighted by county; projected figures represent expected growth from 2010 to 2015 Major Area Businesses Population of Combined Counties 834,871 Projected Population Growth 5.72 % Projected 2015 Household Income $52,259 Projected Household Income Growth 13.01%

Benefits to Peoples Bancorporation Stakeholders Investment in SCBT, provides opportunity for improved shareholder return Liquidity of SCBT stock Dividend payout of ~ $680,000 (1) vs. no dividend today Expected repayment of outstanding TARP preferred stock Shareholders Customers Employees Joining one of Forbes “100 Most Trustworthy Companies” Similar cultures align with business strategy Continuity in retention of senior management Both banks operate under community banking model Enhanced products and services Convenience of expanded branch network across 3 states (1) Based on ~ 1 million shares issued: SCBT’s annual dividend of $0.68

Pro Forma Deposit Composition SCBT Financial Corporation Peoples Bancorporation, Inc. Pro Forma Source: SNL Financial and Company documents Data as of 9/30/11 Note: Excludes fair value accounting adjustments as required by ASC 805 Cost of Interest Bearing Deposits: 0.60% Cost of Interest Bearing Deposits: 1.12% Demand Deposits 19% NOW Accounts 20% Money Market & Savings 29% Retail Time Deposits 19% Jumbo Time Deposits 14% Deposit Composition ($000) Amount % of Total Demand Deposits $653,923 19.89 % NOW Accounts 664,231 20.20 Money Market & Savings 985,291 29.97 Retail Time Deposits 567,577 17.26 Jumbo Time Deposits 416,630 12.67 Total Deposits $3,287,652 100.00 % Deposit Composition ($000) Amount % of Total Demand Deposits $704,395 18.73 % NOW Accounts 738,827 19.65 Money Market & Savings 1,087,144 28.91 Retail Time Deposits 705,660 18.77 Jumbo Time Deposits 523,957 13.94 Total Deposits $3,759,983 100.00 % Demand Deposits 11% NOW Accounts 16% Money Market & Savings 22% Retail Time Deposits 29% Jumbo Time Deposits 23% Deposit Composition ($000) Amount % of Total Demand Deposits $50,472 10.69 % NOW Accounts 74,596 15.79 Money Market & Savings 101,853 21.56 Retail Time Deposits 138,083 29.23 Jumbo Time Deposits 107,327 22.72 Total Deposits $472,331 100.00%

Pro Forma Loan Composition SCBT Financial Corporation Peoples Bancorporation, Inc. Pro Forma Source: SNL Financial and Company documents; data as of 9/30/11 Note: Excludes fair value accounting adjustments as required by ASC 805 Yield on Loans & Leases: 5.97% Yield on Loans & Leases: 5.90%

Credit Highlights Rigorous due diligence process to evaluate PBCE’s credit portfolio Sample of 760 loan files represents ~ 72% of PBCE’s portfolio Loans greater than $150,000 3 Phase review performed by experienced loan due diligence team OREO properties thoroughly reviewed, 38.6% mark Implied cumulative losses ~ 15.9% Source: Company documents Data as of 9/30/11 Due Diligence Overview Estimated Credit Mark Projected C&D, as a percentage of risk-based capital, remains in mid-80’s PBCE Balance ($mm) Estimated Mark (%) Estimated Mark ($mm) Fair value ($mm) Loan Portfolio 304.6 $ 10.6% 32.2 $ 272.4 $ Unfunded Commitments 3.7 $ (3.7) $ Total Loan Exposure 304.6 $ 11.8% 35.9 $ 268.7 $ OREO 15.7 $ 38.9% 6.1 $ 9.6 $ Total Loans & OREO 320.3 $ 13.1% 42.0 $ 278.3 $ Net Charge-Offs Since 12/31/07 24.7 $ Total Cumulative Losses 66.7 $ As a % of 12/31/07 Portfolio 15.9%

Financial Impact of the Transaction Gross credit mark 13.1%, $42.0 million Loans 11.8%, $35.9 million OREO 38.9%, $6.1 million PBCE ALLL ~ $7.8 million NET credit mark of $34.2 million TARP Repayment ~ $13.2 million Projected close ~ 2nd Quarter 2012 Assumptions Pro forma Capital Ratios at Close Tier 1 Leverage Ratio ~ 8.5% Tier 1 Capital Ratio ~ 13.3% Tangible Common Equity / Tangible Assets ~ 7.5% Cost savings ~ 30% 70% realized in 2012, 100% thereafter Revenue synergies not included CDI ~ 2%, amortized using SYD method One-time merger related expenses ~ $3.2 million (after-tax) Buyer $1.4 million / Seller $1.8 million

Acquisition Experience Recent SCBT Acquisitions Source: SNL Financial Note: Highlight indicates whole bank transaction Announce Date Target Deal Type Location Assets ($mm) 12/20/11 Peoples Bancorporation Inc. Whole Bank Columbia, SC $546 7/29/11 BankMeridian, N.A. FDIC-Assisted Columbia, SC 233 2/18/11 Habersham Bank FDIC-Assisted Clarkesville, GA 383 1/29/10 Community Bank & Trust FDIC-Assisted Cornelia, GA 1,122 8/29/07 TSB Financial Corp. Whole Bank Charlotte, NC 197 7/21/05 Sun Bancshares, Inc. Whole Bank Murrells Inlet, SC 100 12/16/04 New Commerce Bancorp Whole Bank Greenville, SC 96

Connecting our Footprint Along I-85 Corridor Source: SNL Financial SOUTH CAROLINA GEORGIA NORTH CAROLINA SCBT Branch PBCE Branch

Summary Transaction drives EPS growth and shareholder value for SCBT & PBCE shareholders Low risk structure Dominant Upstate & South Carolina franchise Continue to round out SC branch network Manageable transaction size allows for future opportunities

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Operating Officer Donald E. Pickett Executive Vice President and Chief Financial Officer 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.scbtonline.com